GLG Partners, Inc. 2007 Year End Update February 6, 2008 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GLG NOW A PUBLIC COMPANY GLG is a NYSE-listed, US public company with operations in London, New York and the Cayman Islands. The company accessed the public markets through a reverse acquisition transaction in November 2007. GLG is one of the world's leading alternative asset managers Over $24 billion in net assets under management ("AUM")(1) as of December 31, 2007 Strong and sustained investment performance with approximately 17% net annual returns in alternative strategies since 1997 45% CAGR in net AUM since 2002; 55% since 2005 Deep and talented team of investment professionals GLG is trading on the NYSE under the symbol GLG Equity market capitalization is approximately $4.0 billion(2) ($3.7 billion common equity and $0.3 billion in warrants) The common equity float is roughly $700 million(2) Management and employees own 55%(3) of GLG Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Based on GLG's share price of $12.07 and warrant price of $4.78 as of February 4, 2008. 3. Uses non GAAP weighted average fully diluted shares. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares. 1

GLG IS A LEADING ALTERNATIVE ASSET MANAGER GLG is a multi-strategy alternative asset manager based in London with over $24 billion in net AUM as of December 31, 2007(1) One of the largest independent alternative asset managers in the world(2) Focus on equity, emerging markets, convertible and credit strategies in over 40 funds comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Over 350 people(3), including 126 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards. Recent awards include: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Source: Institutional Investor / Alpha Magazine, May 2007. 3. Includes contractors and temporary personnel. 2

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Focused on continuing to grow the number of funds and strategies (currently approximately 40 fund products) Continued emphasis on innovation and responsiveness to market opportunities and client demands Averaged five new product launches per year over the last five years Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities For example, the US currently represents 57% of global alternative assets(1), but a de minimus portion of GLG's AUM Registered GLG Inc., a wholly owned subsidiary, with the SEC as a US investment advisor in January 2008, permitting us to accept U.S. clients. Leverage new strategic investors: Istithmar and Sal. Oppenheim Note: 1. Source: Hedge Fund Research, Inc. 3

TWO IMPORTANT STRATEGIC INVESTORS: ISTITHMAR AND SAL. OPPENHEIM Istithmar and Sal. Oppenheim each own approximately 2% equity stakes(1) purchased from a former GLG principal in August 2007. Both are investors in GLG managed funds Istithmar Government of Dubai-owned private equity and alternative investment firm Headquartered in Dubai, UAE with offices in New York and Shanghai Intend to focus relationship on broadening GLG's Middle Eastern distribution, product development and investment opportunities Sal. Oppenheim Europe's largest independent private bank Headquartered in Cologne, Germany and family owned since its foundation in 1789 Focus on asset management and investment banking Intend to focus relationship on product development tailored for the German market 4 Note: 1. Uses non GAAP weighted average fully diluted shares. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares.

GLG'S SIGNIFICANT AUM GROWTH HAS BEEN DRIVEN BY... GLG's net AUM(1) have grown at a CAGR of 45% since December 2002 With $24.6 billion in net AUM, GLG is one of the world's largest alternative asset managers Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 5

.... GLG'S STRONG AND SUSTAINED TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 17.1% net-of-fees annualized dollar-weighted return on its alternative strategies through December 2007 Annualized Returns 17.1% 15.2% 5.8% 10.1% 6.3% 5.0% 5.3% Rebased Index Value Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997 with monthly datapoints through to December 31, 2007. Annualized returns calculated on basis of monthly pricing data. 7 Alternative (%) Total (%) 2007 19.3 16.6 2006 19.5 17.1 2005 10.4 12.5 2004 8.2 8.8

...GLG'S DIFFERENTIATED MULTI-STRATEGY APPROACH AND...

AUM breakdown by investment strategy

- Single Manager Alternative Strategy Funds (21) 65%
- Long-Only Funds (13) 16%
- Managed Accounts 8%
- Internal FoHFs (3) 8%
- External FoHFs (5) 2%
- Cash and Individual Securities 1%



Single Manager Alternative Strategy Funds (21) 65%

Sub-breakdown of single manager alternative strategy funds



- Equity Long-Short Funds (12) 46%
- Mixed Asset Long-Short Funds (4) 32%
- Multi-Strategy Arbitrage Fund (1) 15%
- Credit Long-Short Funds (3) 4%
- Convertible Bond Fund (1) 3%

1997
- GLG Balanced
- GLG Capital Appreciation
- GLG Performance
- GLG Global Convertible
- GLG Opportunity *(restructured into the GLG Global Opportunity Fund in 2002)*

1998
- GLG Market Neutral

1999
- GLG European Equity
- GLG Global Convertible UCITS
- GLG Capital Appreciation *(Distributing)*
- GLG Performance *(Distributing)*

2000
- GLG European Long-Short
- GLG Global Aggressive

2001
- Prescient Alpha

2002
- GLG European Opportunity
- GLG North American Opportunity
- GLG Financials
- GLG Technology
- GLG Credit

2003
- GLG Multi Strategy
- GLG MMI Enhanced

2004
- GLG Japanese Long-Short
- GLG Global Futures
- GLG North American Equity

2005
- GLG Alpha Select
- GLG Emerging Markets
- GLG Consumer
- GLG MMI Japanese Opportunity
- GLG Global Utilities
- GLG Global Convertible UCITS *(Distributing)*

2006
- GLG Event Driven
- GLG Absolute Return Bond
- GLG MMI Directional
- GLG Esprit
- GLG UK Select Equity

2007
- GLG MMI Enhanced II
- GLG Emerging Markets Special Situations
- GLG Environment
- GLG Alpha Capture
- GLG UK Select Equity *(Distributing)*
- GLG Loan Fund
- GLG Emerging Equity Fund
- GLG Emerging Currency and Fixed Income Fund

Notes: Data as at December 31, 2007 based on gross AUM. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy.

7

SUBSTANTIAL NET RETURNS, WITH LOW INTER-FUND CORRELATION, SINCE INCEPTION

	Gross AUM[1]	Inception Date	Perf. Since Inception	Net Ann. Return	Fund return correlations[2]								
					European Long-Short	Emerging Markets	Market Neutral	North American Opportunity	Global Convertible UCITS	European Equity	Capital Appreciation	S&P 500 Index	MSCI World Index
Alternative Strategies													
European Long-Short	$3.9bn	Oct 2000	152%	13.6%	1.00	0.61	0.56	0.59	0.21	0.26	0.37	(0.00)	0.08
MSCI Europe Index			(6%)	(0.8%)									
Emerging Markets	$5.0bn	Nov 2005	220%	70.6%	0.61	1.00	0.54	0.35	0.50	0.49	0.54	0.20	0.30
(No comparable index)			n/a	n/a									
Market Neutral	$2.9bn	Jan 1998	519%	20.0%	0.56	0.54	1.00	0.54	0.53	0.29	0.56	0.17	0.27
MSCI World Index			52%	4.3%									
North American Opportunity	$1.2bn	Jan 2002	64%	8.6%	0.59	0.35	0.54	1.00	0.54	0.41	0.64	0.34	0.39
S&P 500 Index			28%	4.2%									
Long-only Strategies													
Global Convertible UCITS	$1.2bn	Mar 1999	110%	8.8%	0.21	0.50	0.53	0.54	1.00	0.76	0.84	0.65	0.73
ML Global 300 Convertible Index			66%	5.9%									
MSCI World Index			25%	2.6%									
European Equity	$1.5bn	Feb 1999	167%	11.6%	0.26	0.49	0.29	0.41	0.76	1.00	0.76	0.76	0.86
MSCI Europe Index			24%	2.5%									
Capital Appreciation	$0.8bn	Mar 1997	235%	11.8%	0.37	0.54	0.56	0.64	0.84	0.76	1.00	0.65	0.75
Index[3]			78%	5.4%									

Notes: Data as at December 31, 2007. Funds listed represent seven of GLG's largest funds excluding fund of funds and managed accounts. AUM figures include distributing variants of funds, where applicable. Returns data are for core class in non-distributing fund and are calculated on basis of monthly pricing data.

1. See "Description of Gross and Net Assets Under Management" in Appendix for definition.
2. Correlations calculated based on monthly returns from fund inception date to December 31, 2007.
3. 65% MSCI World Index, 35% JP Morgan Government Bond Index.

8

STRONG FINANCIAL PERFORMANCE

($ MM)	4Q 2007	4Q YoY Δ	2007	2006	2007 YoY Δ
Gross AUM[1]	29,086	65%	29,086	17,596	65%
Net AUM[1]	24,612	62%	24,612	15,154	62%
Average net AUM[2]	22,539	56%	18,980	12,890	47%
Management fees	88	57%	287	186	54%
Performance fees	335	54%	679	395	72%
Administration fees	21	118%	64	35	84%
Other	2	(30%)	10	5	100%
Total net revenues and other income	**447**	**56%**	**1,040**	**621**	**68%**
Employee compensation and benefits	(700)	1,294%	(810)	(168)	381%
General, administrative and other	(29)	19%	(109)	(68)	59%
Net interest income	(2)	322%	2	5	(50%)
Income tax expense	(31)	115%	(64)	(29)	119%
GAAP net income	**(316)**	**(259%)**	**59**	**360**	**(83%)**
Add: Share-based and other compensation associated w/Freedom transaction[3]	639	NM	639		NM
Deduct: limited partner profit share[3]	(194)	55%	(401)	(201)	99%
Deduct: cumulative dividend	(3)	NM	(3)		NM
Non-GAAP adjusted net income[3]	**127**	**72%**	**295**	**158**	**86%**
Non GAAP weighted average fully diluted shares	331		334	334	
Non GAAP adjusted net income to Non-GAAP, per non GAAP weighted average fully diluted shares	0.38	74%	0.88	0.47	87%

Notes:
1. See "Description of Gross and Net Assets Under Management" in Appendix for definition.
2. Calculated as a 2 point average for the quarter and 5 point average for the year.
3. See the appendix for a description of this non-GAAP financial measure.

9

KEY PERFORMANCE RATIOS 10 4Q 2007 4Q YoY PPT^ 2007 2006 YoY PPT^ Management and administration fees / Avg. net AUM(1) 1.9% 0.11% 1.9% 1.7% 0.14% Total net revenues and other income / Avg. net AUM(1) 7.9% (0.03%) 5.5% 4.8% 0.66% Non-GAAP employee compensation and limited partner profit share / Total net revenues and other income 56.9% (4.1%) 55.0% 59.6% (4.6%) General, administrative and other expenses / Total net revenues and other income 6.6% (2.0%) 10.5% 11.0% (0.6%) Non-GAAP adj. net income / Total net revenues and other income 28.5% 2.8% 28.3% 25.5% 2.9% "Effective" income tax rate (income taxes plus cumulative dividends) divided by pre-tax non GAAP adjusted net income 21.0% 4.6% 18.5% 15.6% 2.9% Notes: 1. Ratios annualized for 4Q 2007 and 4Q 2006. Average net AUM for a given period is calculated as a 2 point average for the quarters and 5 point average for the years.

COMPOSITION OF ASSETS UNDER MANAGEMENT 11 Note: Inflows over a period can distort performance figures when expressed as a percentage of opening net AUM.

GLG IS A WORLD-CLASS FRANCHISE Leading Alternative Investment Manager GLG Team and Culture Multi-Strategy Approach Including Long-Only Products Strong and Sustained Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 12

APPENDIX

KEY DRIVERS OF FINANCIAL PERFORMANCE Key Drivers Assets under management Diversity of product offerings Funds' performance Low correlation of funds' returns Management, administration and performance fee rates Key Drivers Market for investment management talent Expense management Revenues Management fees Administration fees Performance fees Expenses Compensation & other personnel expenses General & administrative expenses 13

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 10.3%(1)) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform Headcount growth from 55 in 2000 to over 350 today(2) GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 Note: 1. Uses non GAAP weighted average fully diluted shares. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares. 2. Includes contractors and temporary personnel. 14

TAXES GLG will not be impacted by proposed US tax legislation regarding the taxation of publicly- held private equity firms and hedge funds structured as partnerships. As a US corporation, GLG pays and will pay US corporate taxes GLG will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its "effective" tax rate (taxes plus certain cumulative dividends(1) divided by pre- tax non GAAP adjusted net income) to be in the range of 17% to 23% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is largely the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the transaction (approximately $216 million per year). 15 Note: 1. Cumulative dividends are distributions payable to the holder of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc, in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holder multiplied by an assumed tax rate.

SUMMARY OF GLG WARRANTS (NYSE: GLG/WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 34,484,674 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) December 21, 2007 until December 28, 2011 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 16 Notes: 1. As of February 5, 2008. 2. All warrants will expire on December 28, 2011.

Warrant /Share Repurchase Program As of February 4, 2008 GLG had repurchased 12.8 million warrants at a total cost of roughly $75.3 million, or an average cost of $5.88 per warrant. Repurchases represented roughly 17% of the warrants outstanding as of Freedom transaction. As of February 4, 2008 warrants were exercised to purchase 5.5 million shares of GLG common stock, generating roughly $41.4 million in proceeds. Giving effect to repurchases and warrant exercises, approximately one-quarter of the warrants outstanding as of the Freedom transaction closing date have been retired or converted into common stock. There is presently $125 million remaining under our stock and warrant repurchase authorization. 17 November 2, 2007 February 4, 2008 Non-GAAP fully diluted shares outstanding(1) - assuming a constant price of $12.07 $327.9 million $327.0 million Note: 1. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares.

NON GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES AT DIFFERENT SHARE PRICES Notes: 1. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares. Uses shares and warrants outstanding as of February 5, 2008. 2. At the February 4, 2008 GLG share price of $12.07, non GAAP weighted average fully diluted shares were 327.0 million. Share price Non GAAP fully diluted shares (1) $10.00 319.8 million $10.50 321.8 million $11.00 323.6 million $11.50 325.3 million $12.00 326.8 million $12.50 328.2 million $13.00 329.5 million $13.50 330.7 million $14.00 331.8 million $14.50 332.8 million $15.00 333.8 million $15.50 334.7 million $16.00 335.5 million 18

Description of Non-GAAP Weighted Average Fully Diluted Share Count 19 Non GAAP weighted average fully diluted shares: GLG's management assesses business performance per share based on the measure "non GAAP weighted average fully diluted shares outstanding," which adjusts average fully diluted shares outstanding under GAAP for (1) the unvested shares issued pursuant to our equity participation plan, which are recorded under GAAP as treasury shares, but upon which we will pay dividends; (2) unvested shares awarded under our 2007 Restricted Stock Plan and our 2007 Long-Term Incentive Plan upon which we will pay dividends; (3) the impact on the weighted average fully diluted shares outstanding of including all of the 69 million outstanding shares of Freedom common stock immediately prior to the closing of the acquisition by Freedom from January 1, 2006 rather than from November 2, 2007; and (4) the impact of including all 74 million Freedom warrants outstanding immediately prior to the closing of the acquisition by Freedom of GLG Partners LP and associated entities as outstanding from January 1, 2006, rather than from November 2, 2007, in determining the weighted average number of warrants outstanding in each period, and applying the treasury stock method to determine the number of fully diluted shares outstanding under such warrants applying the stock price on November 2, 2007 for all dates prior to November 2, 2007. Non GAAP weighted average fully diluted shares is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP fully-diluted shares outstanding or in calculating GAAP earnings per share. Non GAAP weighted average fully diluted shares is a non GAAP financial measure that we use internally to measure the number of shares on which we expect to pay dividends plus the warrants outstanding under the treasury stock method.

Reconciliation of Non-GAAP Weighted Average Fully Diluted Shares 20 Notes: 1. Reflects weighted average diluted shares outstanding eligible to receive common dividends or the equivalent plus diluted warrants outstanding under the treasury stock method. 2. Uses the November 2, 2007, the date the Freedom transaction closed, price of $13.70 and share count of 230,467,891 for all prior periods.

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion When assessing business performance, GLG management adds limited partner profit share to employee compensation expense to show the total cost of services provided to GLG by both participants in the limited partner profit share arrangement and employees The portion of GLG's profits comprising the limited partner profit share is included in income before taxes but is subject to tax at the level of the limited partners and is not subject to corporation tax 21

Comprehensive Limited Partner Profit Share, Compensation and Benefits GLG's management assesses its personnel related expenses based on the measure non GAAP comprehensive limited partner profit share, compensation and benefits, or non GAAP PSCB. Non GAAP PSCB reflects GAAP employee compensation and benefits, adjusted to include limited partner profit share attributable to certain key personnel who are holders of direct or indirect limited partnership interests in certain GLG entities described below and to exclude acquisition-related share-based and other compensation and costs related to the acquisition by Freedom Acquisition Holdings Inc. ("Freedom") of GLG Partners LP and associated entities. Beginning in mid-2006, GLG entered into partnership with a number of its key personnel who ceased to be employees and either became holders of direct or indirect limited partnership interests in certain GLG entities or formed limited liability partnerships through which they provide services to GLG. Through their partnership interests, these key individuals are entitled to partnership draws as priority distribution, which are recognized in the period in which they are payable. There is an additional limited partner profit share distribution, which is recognized in the period in which it is made. Key personnel that are participants in the limited partner profit share arrangement do not receive salaries or discretionary bonuses from GLG, except in one instance. Limited partner profit share does not affect net income, whereas comparable amounts paid to these key personnel as employees had been recorded as employee compensation and benefits prior to mid-2006 and accordingly reduced net income. Under GAAP, limited partner profit share cannot be presented as compensation expense. However, management believe that it is more appropriate to treat limited partner profit share as expense when considering business performance because it reflects the costs of the services provided to GLG by these participants in the limited partner profit share arrangement. As a result, GLG presents the measure non GAAP PSCB to show the total cost of the services provided to GLG by both participants in the limited partner profit share arrangement and employees. For purposes of this non GAAP financial measure, GLG recognizes the limited partner profit share in the period revenues related to the limited partner profit share are recognized, rather than the period in which the limited partner profit share distributions are made. Non GAAP PSCB is not a measure of financial performance under GAAP and should not be considered as an alternative to employee compensation and benefits. 22

Non GAAP Adjusted Net Income Non GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income", which adjusts for (1) the difference between GAAP employee compensation and benefits and non GAAP PSCB as described above and (2) the cumulative dividends payable to the holder of exchangeable shares of our FA Sub 2 Limited subsidiary in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holder multiplied by an assumed tax rate. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measurers of performance derived in accordance with GAAP. 23

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in GLG's single-manager alternative or long-only funds; and GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 24